Exhibit 99.2 Investor Presentation December 31, 2018 Simone Lagomarsino President & Chief Executive Officer Laura Tarantino Executive Vice President & Chief Financial Officer

Forward‐Looking Statement This communication contains a number of forward‐looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward‐looking statements reflect our current views with respect to, among other things, future events and our results of operations, financial condition and financial performance. All statements contained in this communication that are not clearly historical in nature are forward‐looking, and the words such as "anticipate," "believe," “continue,” "could," "estimate," "expect," “impact,” "intend," "seek," "may," "outlook," "plan," "potential," "predict," "project," "should," "will," "would" and similar terms and phrases are generally intended to identify forward‐looking statements. These forward‐looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward‐ looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward‐looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward‐looking statements. Such factors include, without limitation, the “Risk Factors” referenced in our Registration Statement on Form S‐1filedwiththeSecurities and Exchange Commission (“SEC”). The risks and uncertainties listed from time to time in our reports and documents filed with the SEC are the following factors: business and economic conditions generally and in the financial services industry, nationally and within our current and future geographic market areas; economic, market, operational, liquidity, credit and interest rate risks associated with our business; the occurrence of significant natural or man‐made disasters, including fires, earthquakes, and terrorist acts; our management of risks inherent in our real estate loan portfolio, and the risk of a prolonged downturn in the real estate market; our ability to achieve organic loan and deposit growth and the composition of such growth; the fiscal position of the U.S federal government and the soundness of other financial institutions; changes in consumer spending and savings habits; technological and social media changes; the laws and regulations applicable to our business; increased competition in the financial services industry; changes in the level of our nonperforming assets and charge‐offs; our involvement from time to time in legal proceedings and examination and remedial actions by regulators; the composition of our management team and our ability to attract and retain key personnel; material weaknesses in our internal control over financial reporting; systems failures or interruptions involving our information technology and telecommunications systems; and potential exposure to fraud, negligence, computer theft and cyber‐crime. The Company can give no assurance that any goal or expectation set forth in forward‐looking statements can be achieved and readers are cautioned not to place undue reliance on such statements. These forward‐ looking statements are made as of the date of this communication, and the Company does not intend, and assumes no obligation, to update any forward‐looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by law. 2

Use of Non‐GAAP Financial Measures This investor presentation contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (GAAP) and therefore, are considered non‐GAAP financial measures. The Company’s management uses these non‐GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations. Management believes that these non‐GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrate the effects of significant changes in the current period. The Company’s management also believes that investors find these non‐GAAP financial measures useful as they assist investors in understanding our underlying operating performance and the analysis of ongoing operatingtrends. However, the non‐GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which we calculate the non‐GAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. You should understand how such other banking organizations calculate their similar financial measures or with names similar to the non‐ GAAP financial measures we have discussed herein when comparing such non‐GAAP financial measures. Below is a listing of the non‐GAAP financial measures used in this investor presentation. • Pro forma items include provision for income taxes, net income, return on average assets, return on average equity and earnings per share. Prior to January 1, 2018, these pro forma amounts are calculated by adding back our franchise S‐Corporation tax to net income, and using a combined C‐Corporation effective tax rate for Federal and California income taxes of 42.0%. This calculation reflects only the changes in our status as a S‐Corporation and does not give effect to any other transaction. • Efficiency ratio is defined as noninterest expenses divided by operating revenue, which is equal to net interest income plus noninterest income. • Tangible book value and tangible stockholders’ equity to tangible assets are non‐GAAP measures that exclude the impact of goodwill and are used by the Company’s management to evaluate capital adequacy. Because intangible assets such as goodwill vary extensively from company to company, we believe that the presentation of these non‐GAAP financial measures allows investors to more easily compare the Company’s capital position to other companies. A reconciliation to these non‐GAAP financial measures to the most directly comparable GAAP measures are provided in the appendix to this investor presentation. 3

Franchise Overview and Financial Highlights Our Small Network of Large Branches Financial Highlights 12/31/2018(1)  10 December 31,  WA #Branch Location Date 2018 Total Assets ($mm) $6,937 Established Deposits ($mm) Total Loans HFI ($mm) $6,131 1Santa Rosa Oct. 1983 1,139.2 2San Rafael Sep. 1996 554.3 Total Deposits ($mm) $5,001 3Encino Aug. 2007 443.2 Loans / Deposits 123% 4 Beverly Hills Jul. 2010 383.6 OR Tangible Book Value / Tang. Assets 8.3% 5Los Altos Aug. 2000 321.8 6 Pasadena May 2009 304.8 Leverage Capital Ratio 9.4% 7Toluca Lake Jan. 2008 269.1 Total Risk‐Based Capital Ratio 17.2% 8Long Beach Jun. 2015 219.7 Total CRE Loans(2) / Total Risk‐Based  569% Capital 9San Jose Jun. 2012 196.7 ROAA  0.70% 10 Bellevue Jun. 2018 70.1       Brokered Deposits 467.5 ROAE  7.96%       Online/ Business Banking 631.0 11 A Manhattan Beach 1,098.5 Net Interest Margin 1.98% 22 San Francisco Total Deposits 5,001.0 5 EPS – Fully Diluted $0.79 5 99 Branch  (10) CA Loan Production Office (9) Efficiency Ratio 48.5%  * Highlighted counties indicate current lending markets Noninterest Expense / Avg. Assets 0.98%  NPAs / Assets 0.03% 33  476   67 4 Los Angeles A 8 ALLL / Loans HFI 0.56% Full‐Time Equivalent Employees 278 (1) Financial data as of or for the twelve months ended 12/31/2018.  See  non‐GAAP reconciliation in Appendix hereto. (2) Includes multifamily residential, commercial real estate, and construction  loans. 4

Key Highlights 1 1. History of Profitability History of  Recorded consecutive quarterly profits since our second  Profitability quarter of operations  Survived and prospered through numerous economic cycles  during our more than 35‐year history 2. Well‐Positioned in Strategic Markets  West Coast gateway cities in supply‐constrained markets  6 2 with strong job growth and limited affordable housing Efficient Well‐Positioned in   Achieve deeper penetration of our lending and deposit  Operations Strategic Markets gathering operations in our attractive West Coast markets  Expand into contiguous markets on the West Coast to  complete our Seattle to San Diego footprint 3. Demonstrated Organic Growth Engine  Multifamily: professional real estate investors focused on  investing in stable, cash‐flowing assets  Single Family: primary residence, second home or  investment property  Retail Deposits: strong base built on a high level of service,  competitive rates and our reputation for strength and  security. 4. Strong Management Team and Robust Infrastructure 5 3  Led by President & CEO Simone Lagomarsino (30+ years of  Demonstrated Strong banking experience) Organic Growth Asset Quality Engine  Invested heavily in people and infrastructure over the last  several years 5. Strong Asset Quality  Our most important focus  4 Strict, quality oriented underwriting and credit monitoring  Strong processes Management Team and   0.03% NPAs / Total Assets Robust Infrastructure 6. Efficient Operations  Maintain a small network of large branches ($390 million  avg. branch size)  48.5% efficiency ratio, 0.98% noninterest expense / average  Note: Financial data as of or for the twelve months ended 12/31/2018.  See non‐GAAP reconciliation in Appendix hereto. assets and 278 FTEs 5

Top Multifamily Lenders in the United States Top 25 Banks and Thrifts by Multifamily Loans (Dollars in billions) As of September 30, 2018 Change Since (%) Delinquency Total Multifamily June 30, September 30, % of Change Since (bps) (1) Rank Institution Name Headquarters Assets Loans 2018 2017 MultifamilySeptember 30, 2017 1. JPMorgan Chas e & Co.  New York, NY 2,615.2 71.36 0.7 3.1 0.08 1 2. New York Community Bancorp Inc.  Westbury, NY 51.2 29.57 1.1 8.8 0.02 (2) 3. Signature Bank  New York, NY 45.9 15.65 2.2 5.7 0.04 (2) 4. Wells Fargo & Co.  San Francisco, CA 1,873.0 15.26 5.9 7.4 0.22 (15) 5. Capital One Financial Corp.  McLea n, VA 362.9 11.81 3.1 (1.9) 0.20 17 6. First Republic Bank  San Francisco, CA 96.1 9.99 3.4 24.6 0.04 (2) 7. Santander Holdings USA Inc.  Boston, MA 131.6 8.26 (0.7) (0.1) 0.47 35 8. Investors Bancorp Inc.  Short Hills, NJ 25.5 8.09 0.4 2.4 0.56 18 9. Citigroup Inc. New  York, NY 1,925.2 6.08 8.5 32.1 0.08 (5) 10. MUFG Americas Holdings Corp.  New York, NY 161.0 5.79 5.7 21.7 0.16 2 11. PNC Financial Services Group Inc.  Pittsburgh, PA 380.3 5.51 (3.0) (5.0) 0.20 (55) 12. Bank of America Corp. Charlotte, NC 2,338.9 5.30 (1.0) (4.7) 0.38 36 13. Sterling Bancorp Montebello, NY 31.3 4.83 (2.2) 373.2 0.09 8 14. KeyCorp  Cleveland, OH 139.2 4.78 15.1 18.3 0.32 (13) 15. Dime Communi ty Bancshares Inc.  Brooklyn, NY 6.3 4.02 (2.2) (16.1) 0.07 7 16. TD Group US Holdings LLC  Wilmington, DE 380.6 3.87 6.3 14.0 0.28 (23) 17. Valley National Bancorp  Wayne, NJ 30.9 3.82 0.8 11.4 0.00 0 18. M&T Bank Corp. Buffa l o, NY 116.8 3.67 (14.9) (6.0) 0.46 0 19. U.S. Bancorp Minneapolis, MN 464.6 3.58 3.6 (11.9) 0.53 26 20. Luther Burbank Corp.  Santa  Rosa, CA 6.7 3.52 4.3 33.2 0.02 (7) 21. Customers Bancorp Inc. Wyomissing, PA 10.6 3.49 (1.1) (7.7) 0.04 4 22. Umpqua Holdings Corp.  Portland, OR 26.6 3.25 1.3 8.6 0.13 11 23. CIBC Bancorp USA Inc. Chicago, IL 39.0 3.24 4.3 186.2 0.05 (11) 24. BB&T Corp. Wi ns ton‐Salem, NC 222.9 3.03 (2.4) (8.5) 0.76 55 25. People's United Financial Inc.  Bridgeport, CT 44.1 3.03 (2.0) (11.6) 0.29 (12) (2) Bankin g Industry Aggregate 425.91 1.7 6.4 0.23 (1) Source: SNL Financial. (1) Represents delinquent multifamily loans as a percentage of total multifamily loans.  Delinquent loans include 30+ days past due and nonaccrual loans. (2) Includes all U.S. commercial banks, savings banks and savings and loan associations. 6

Luther Burbank Peer Group  Includes all major exchange‐traded banks and thrifts nationwide with:  Total assets $1 billion ‐ $100 billion  Multifamily loans > $1 billion  Multifamily loans / total loans > 20% (1) (2) General Information Profitability Capital & Balance Sheet RatiosBal. Sheet GrowthAsset Quality Total/ NPANCO  /  Gross Total Total Multifamily Yield on Cost of NIE / Avg. Eff. TCE / Leverage Capital Loans /LLR  / Loans Avg. Loans Deposits Assets Loans ROAA ROAE NIM Loans Deposits Assets Ratio TA Ratio Ratio Deposits Loans + OREO Loans CAGR CAGR Institution Name Ticker State ($bn) ($bn) (%) (%) (%) (%) (%) (%) (%) (%) (%) (%) (%) (%) (%) (%) (%) (%) Luther Burbank Corporation LBC CA 6.7 3.5 0.73 8.52 1.94 3.81 1.62 0.91 46.1 8.5 9.6 17.5 120 0.58 0.12 (0.01) 15.3 12.8 Peer Group: 1. Dime Community Bancshares, Inc. DCOM NY 6.3 4.0 0.76 7.71 2.33 3.73 1.22 1.38 58.1 8.8 9.0 14.5 124 0.39 0.14 (0.00) 7.6 14.2 2. First Foundations, Inc. FFWM CA 5.5 2.2 1.02 11.26 3.12 4.32 0.96 2.35 60.8 8.0 7.9 11.8 95 0.43 0.33 0.00 42.9 52.3 3. Flushing Financial Corporation FFIC NY 6.5 2.2 1.08 12.93 2.71 4.52 1.50 1.68 62.0 8.1 8.9 13.8 114 0.38 0.45 (0.01) 9.6 8.2 4. Investors BanCorp, Inc. ISBC NJ 25.5 8.1 0.85 7.05 2.67 4.15 1.21 1.59 57.2 11.6 11.7 16.3 120 1.10 0.61 0.04 9.2 10.0 5. Kearny Financial Corp. KRNY NJ 6.7 2.0 0.68 3.55 2.68 4.16 1.08 1.61 60.3 15.8 15.7 24.5 118 0.70 0.56 0.02 28.6 13.4 6. Marquette Bank MNAT IL 1.5 0.4 0.72 6.44 3.71 3.65 NA 3.23 74.8 9.0 9.2 NA 88 1.09 1.68 0.08 5.3 0.5 7. New York Community Bancorp, Inc. NYCB NY 51.2 29.6 0.84 6.28 2.15 3.72 1.38 1.06 49.3 7.9 9.3 13.9 131 0.40 0.20 0.02 2.9 1.8 8. Northfield Bancorp, Inc. NFBK NJ 4.3 2.0 0.85 5.55 2.78 4.02 0.98 1.60 55.7 14.5 14.9 18.3 102 0.86 0.79 0.06 14.3 19.3 9. Opus Bank OPB CA 7.4 2.9 0.52 3.62 3.01 4.24 0.71 2.40 68.6 9.1 9.9 15.8 84 1.14 0.88 0.66 6.4 13.7 10. Oritani Financial Corp. ORIT NJ 4.1 1.8 1.29 9.55 2.67 4.08 1.24 1.18 35.0 13.7 13.4 15.9 121 0.81 0.31 (0.00) 8.0 13.9 11. Peapack‐Gladstone Financial Corporation PGC NJ 4.4 1.3 0.99 9.68 2.69 3.99 1.07 2.23 58.7 9.5 9.8 15.2 104 0.98 0.79 0.14 15.0 13.2 12. Provident Financial Holdings, Inc. PROV CA 1.2 3.3 0.63 6.03 3.28 4.18 0.39 1.01 84.2 10.5 10.4 19.2 98 0.74 NA (0.00) ‐1.9 ‐0.1 13. Signature Bank SBNY NY 45.9 15.7 1.37 14.83 2.91 4.08 0.89 1.04 35.5 9.2 9.7 13.5 97 0.62 0.46 0.00 19.3 13.3 14. Waterstone Financial, Inc. WSBF WI 1.9 0.6 1.82 8.55 3.11 4.56 1.19 7.62 76.2 21.1 21.3 28.8 135 0.85 0.68 (0.02) 6.6 4.1 Average: 0.96 8.07 2.84 4.10 1.06 2.14 59.7 11.2 11.5 17.0 109 0.75 0.61 0.07 12.4 12.7 Median: 0.85 7.38 2.74 4.11 1.08 1.61 59.5 9.3 9.8 15.8 109 0.78 0.56 0.01 8.6 13.2 Source: SNL Financial. GAAP data when available, otherwise FR Y‐9C’s and bank call reports as of or for the three months ended 09/30/2018.  Note that SNL earnings ratios may differ from Company as SNL annualizes one  quarter rather than using data for 12 months and SNL does not pro forma C‐Corporation earnings for S‐Corporations.  (1) Nonperforming assets (“NPA”) includes performing troubled debt restructurings. (2) Compound annual growth rate (“CAGR”) from 12/31/2014 to 09/30/2018. 7

Our Lending Business Multifamily Residential Loans Single‐Family Residential Loans Property Types: Markets:  Both owner‐occupied and investor owned  High barrier to entry for new development; little land to develop Broker Network:  Limited supply of new housing  Primarily third party mortgage brokers with the intention of   High variance between cost to own and rent retaining these loans in our portfolio Deals: Originations:  Stabilized and seasoned assets  Majority are for purchase transactions  Older, smaller properties with rents at/below market levels,   Also provide refinancing catering to lower and middle income renters Underwriting Focus: Sponsors:  Debt ratios  Experienced real estate professionals who desire regular   Loan to Value income/cash flow streams and are focused on building wealth   Credit scores steadily over time  Borrower’s liquidity and cash reserves Multifamily Portfolio Highlights Single‐Family Portfolio Highlights  $1.6 million average loan balance  $889 thousand average loan balance  16 units average  65% average loan‐to‐value ratio  57% average loan‐to‐value ratio  751 average credit score  1.53x average debt service coverage ratio 0.03% NPAs / Assets 0.04% NPLs / Loans Note: Data as of 12/31/2018. 8

Our Lending Products Multifamily / Commercial Real Estate Lending Single‐Family Residential Lending  First Mortgages  First Mortgages  Hybrid Structures  Hybrid Structures • 25‐ or 30‐year amortization • 30‐ or 40‐year amortization • 10‐, 25‐ or 30‐year maturities • 30‐ or 40‐year maturities • 3‐, 5‐ or 7‐year fixed rate periods • 3‐, 5‐ or 7‐year fixed rate periods  Interest Only Option  Full Documentation • Lower loan‐to‐value ratios  Purchase or Refinance Transactions • Underwrite at amortizing payment  Primary Residence, Second Home or Investor  programs  Investor‐Owner Purchase or Refinance  Grow Program • First‐time homebuyer 9

Loan Portfolio Historical Loan Growth Loan Portfolio Composition 3.75% yield on loans; 4.11%  weighted average coupon(1) Multifamily Loans by Lending Area Single‐Family Loans by Lending Area (1) As of or for the twelve months ended 12/31/2018. 10

Asset Quality Nonperforming Assets(1) / Total Assets Culture Approach Results  Risk management is a core competency of   Continuous evaluation of risk & return  12/31/2018 NPAs / Total Assets of 0.03%;  our business NPLs / Total Loans of 0.04%  Strict separation between business   Extensive expertise among our lending  development and credit decisions  NPAs and loans 90+ days past due to total  and credit administration staff and  assets are at depressed levels and   Vigilant response to adverse economic  executive officers significantly decreased since 2014 conditions and specific problem credits  Credit decisions are made efficiently and   Only one foreclosure in the past four years  Strict, quality oriented underwriting and  consistent with our underwriting  credit monitoring processes standards (1) Excludes performing troubled debt restructurings. 11

Loan Origination Volume and Rates $2,047.8 Q4 4.73% Q3 4.84% Q2 4.65% Q1 4.31% Pipeline: • Total loan pipeline at December 31, 2018 is $209.3 million ($143.5 million CRE at 4.828% WAC, $59.0 million SFR at 4.96% WAC & $6.8  million Construction at 6.25% WAC). A portion of our pipeline will ultimately fallout/not fund and loans without rate locks are subject to  ongoing rate increases/ decreases.   12

CRE Loan Origination Composition Quarterly and YTD Loan Volume & WAC ($ in millions) 4.739% 6.5% 4.788% 8.1% 4.974% 1.2% 4.582% 15.4% 0.9% 5.350% 0.4% 5.328% 7.7% 5.007% 4.840% 7.9% 4.708% 11.0% 5.185% 8.9% 4.340% 13.3% 4.784% 11.3% 70.0% 80.1% 78.4% 4.708% 4.696% 78.9% 4.270% 4.512% 12 Months Ended December 31, 2017 12 Months Ended December 31, 2018 4.593% 4.200% 4.808% 4.730% 5.022% 4.600% 3.970% 4.552% 13

SFR Loan Origination Composition Quarterly and YTD Loan Volume & WAC ($ in millions) 4.652% 24.4% 4.198% 37.8% 4.722% 23.0% 4.821% 24.4% 5.15% 75.6% 4.820% 5.042% 4.678% 77.0% 4.341% 62.2% 75.6% 12 Months Ended December 31, 2017 12 Months Ended December 31, 2018 4.534% 3.990% 4.723% 3.910% 14

Deposit Composition Historical Deposit Growth & Portfolio Composition Deposit Breakdown by Branch December 31,  #Branch Location Date 2018 Established Deposits ($mm) 1Santa Rosa Oct. 1983 1,139.2 2San Rafael Sep. 1996 554.3 3Encino Aug. 2007 443.2 4 Beverly Hills Jul. 2010 383.6 5Los Altos Aug. 2000 321.8 6 Pasadena May 2009 304.8 7Toluca Lake Jan. 2008 269.1 8Long Beach Jun. 2015 219.7 9San Jose Jun. 2012 196.7 10 Bellevue Jun. 2018 70.1       Brokered Deposits 467.5       Online/ Business Banking 631.0 A Manhattan Beach 1,098.5 (1) 1.52% cost of total deposits Total Deposits 5,001.0 (1) For the twelve months ended 12/31/2018. 15

Deposit Growth/Balance  Quarterly Trend $57.1 $351.8 $478.1 $162.8 $617.3 ($24.5) $212.7 (1) Business/online includes $27.5 million of brokered/wholesale funds, sourced by the unit.  16

Business/Online Composition By Vertical  December 31, 2017 December 31, 2018 1.572% 1.572% 1.082% 0.830% 1.220% Balances include $256.3 million sourced by Business/Online unit  Balances include $658.4 million sourced by Business/Online unit  and $23.1 million sourced by Branches.  and $50.9 million sourced by Branches.  (1) Represents brokered funds sourced by Business Banking.  Total Bank brokered deposits at December 31, 2018 are $467.5 million or  9.35% of total deposits. 17

Efficient Operations Result in Consistent Profitability Return on Average Assets(1) Return on Average Equity(1) Efficiency Ratio (1) For periods prior to 2018, net income adjusted for C‐Corp status assumes 42% tax rate.  See non‐GAAP reconciliation in Appendix hereto. 18

Net Interest Margin Quarterly Net Interest Margin Net Interest Margin  19

Interest Rate Risk Analysis On a quarterly basis, the Company measures and reports NII and EVE at Risk to isolate the change in income and equity related  solely to interest‐earning assets and interest‐bearing liabilities. Both models measure instantaneous parallel shifts in market  interest rates, implied by the forward yield curve.  NII Impact EVE Impact Interest Rate Risk to Earnings (NII) Interest Rate Risk to Capital (EVE) December 31, 2018 December 31, 2018 Change in ($ in millions) Change in ($ in millions) Interest Rates $ Change % Change Interest Rates $ Change % Change (basis points) NII NII (basis points) EVE EVE + 400 BP (38.9) (30.4%) + 400 BP (374.4) (61.4%) + 300 BP (26.0) (20.3%) + 300 BP (250.3) (41.1%) + 200 BP (14.6) (11.4%) + 200 BP (142.3) (23.4%) + 100 BP (6.0) (4.7%) + 100 BP (62.6) (10.3%) ‐ 100 BP 6.3 4.9% ‐ 100 BP 50.5 8.3% 20

Deposits ‐ Cost of Funds Comparison (1) Beta is calculated using an average Fed Funds Rate. 21

Liquidity Management Securities Portfolio As of December 31, 2018 Book Value % of ($000) Total Available for Sale: Mortgage‐backed securities 446,305 71% Agency bonds 122,488 19% Residential collateralized mortgage obligations 38,759 6% CRA Qualified Investment Fund (CRAIX) 11,438 2% U.S. Treasury 10 year note 976 0% Total Available for Sale 619,966 98% Held to Maturity: Mortgage‐backed securities 11,593 2% Other Investments 267 0% Total Held to Maturity: 11,860 2% Total Investment Securities 631,826 100.0% Other Borrowings Other Borrowings Amount Outstanding  Cost of  Type 12/31/2018 Borrowings (1) FHLB Advances $1,143 million 2.18% Senior Notes $94 million 6.69% Trust Preferred  $62 million 3.66% (1) For the twelve months ended 12/31/2018.  22

Executive Management  Simone Lagomarsino. Ms. Lagomarsino joined the Bank in January 2019 and currently serves as the President and Chief Executive OfficerofboththeCompanyand the Bank. She leads the Executive Committee and is a member of the Company’s and the Bank’s board of directors. Ms. Lagomarsino was most recently President and CEO of Western Bankers Association and a director of Pacific Premier Bancorp. Prior to those roles, Ms. Lagomarsino served as CEO of Heritage Oaks Bank, and President and CEO of Heritage Oaks Bancorp, headquartered in Paso Robles, California. She also previously held executive positions with Hawthorne Financial Corporation, Ventura County National Bank, and Kinecta Federal Credit Union. Additionally, she currently serves on the board of directors of the Federal Home Loan Bank of San Francisco. In 2013, Ms. Lagomarsino was honored by the American Banker magazine as one of the top three community bankers in the country. Ms. Lagomarsino holds an M.B.A. from Claremont Graduate School and a bachelor’s degree in economics from Claremont McKenna College. Robert Armstrong, III. Mr. Armstrong joined the Bank in January 2016, and currently serves as Executive Vice President and Chief Banking Officer. Mr. Armstrong is responsible for expanding the Bank’s deposit offerings and creating greater access to its products and services, including deposit generation across commercial and consumer online banking platforms, as well as business banking activities. Prior to joining us, Mr. Armstrong served as Senior Vice President of Business Banking at BofI Federal Bank from October 2013 to December 2015 and a Senior Partner at Cappetta Capital from 2010 to 2013. Mr. Armstrong’s background also includes positions as CEO/President of San Diego Private Bank, Market President at US Bank and Managing Director at Bank of America. Mr. Armstrong holds a B.S. in Economics from the University of California, Los Angeles. John A. Cardamone. Mr. Cardamone joined the Bank in 2014 and currently serves as Executive Vice President and Chief Credit Officer. He oversees the Bank’s credit, appraisal and special assets activities; he is also a member of the Bank’s Executive Committee. Prior to joining the Bank, Mr. Cardamone served as Senior Vice President & Divisional Credit Manager – Commercial Real Estate at Bank of the West from 2008 until joining the Bank, Chief Credit Officer at GreenPoint Mortgage, Senior Vice President – Global Risk Management at GE Capital’s Mortgage Insurance Unit and Managing Director and Chief Credit Officer at the Federal Home Loan Bank of San Francisco. Mr. Cardamone holds an M.B.A. in Finance from The Wharton School at the University of Pennsylvania, an M.B.A. in Management from St. Mary’s College and a B.B.A. in Business Statistics from Temple University. 23

Executive Management Continued Scott Frazee. Mr. Frazee joined the Bank in 2014 as Senior Vice President, Director of Lending Operations and in 2016, was promoted to Senior Vice President, Deputy Chief Credit Officer. He currently serves as Executive Vice President and Chief Operating Officer and is responsible for loan and deposit operations, information technology and project management. He is also a member of the Company’s Executive Committee. Prior to joining the Bank, Mr. Frazee served as Senior Vice President of Commercial Real Estate Underwriting/Commercial Loan Fulfillment at Opus Bank from 2012 to 2014; previous to that as Senior Vice President of Commercial Real Estate Origination/Portfolio Management at OneWest Bank; as National Lending Operations Manager at Washington Mutual/Chase Bank, N.A.; as Senior Vice President of Risk Management at Southern Pacific Bank; and as a commissioned FDIC examiner. Mr. Frazee served four years in the U.S. Army and holds a B.A. in Business Administration from San Diego State University. Tammy Mahoney. Ms. Mahoney joined the Bank in January 2016, and currently serves as Executive Vice President and Chief Risk Officer. In her role, Ms. Mahoney oversees the Bank’s compliance, internal audit and risk management functions, including information security and independent loan review. She is also a member of its Executive Committee. Prior to joining the Bank, Ms. Mahoney served as Senior Vice President of Enterprise Risk and Compliance at Opus Bank from August 2011 to December 2015; as Director, Risk Advisory Services at KPMG from June 1995 to August 2004; and as Associate National Bank Examiner with the Office of the Comptroller of the Currency. A Certified Enterprise Risk Professional, Certified Regulatory Compliance Manager and Certified Internal Auditor, Ms. Mahoney holds a B.S. in Business Administration ‐ Finance from San Diego State University. Liana Prieto. Ms. Prieto joined the Bank in 2014 and currently serves as Executive Vice President and General Counsel. In this role she is responsible for leading a team of legal, human resources, Bank Secrecy Act, and third party risk management professionals; she is also a member of the Bank’s Executive Committee. Prior to joining us, Ms. Prieto served as Associate and then Counsel at Buckley Sandler LLP from 2009 to 2014, and as a trial attorney in the Enforcement & Compliance Division of the Office of the Comptroller of the Currency. In addition to her role at the Company and Bank, Ms. Prieto serves as Vice Chair of the Enforcement, Insider Liability and Troubled Banks Subcommittee of the American Bar Association’s Business Law Section. She also serves on the American Association of Bank Directors’ Board of Advisors and on their General Counsel and Corporate Secretary Committee. Ms. Prieto holds a J.D. from Fordham Law School and a B.A. from Georgetown University. Laura Tarantino. Ms. Tarantino currently serves as Executive Vice President and Chief Financial Officer of the Company and Bank, a position she has held since 2006. In this role, she oversees all aspects of financial reporting including strategic planning, asset/liability management, taxation and regulatory filings; she is also a member of the Bank’s Executive Committee. Ms. Tarantino has over 26 years of experience with the Company and Bank, having joined as Controller in 1992. She previously served as Audit Manager for KPMG LLP, San Francisco specializing in the financial services industry. In addition to her role at the Company and Bank, Ms. Tarantino has served as an Audit Committee member for the Santa Rosa Council on Aging since 2012. Ms. Tarantino is a California Chartered CPA (inactive)and earned a B.S. in Business Administration – Finance & Accounting with summa cum laude honors from San Francisco State University. 24

Board of Directors Victor S. Trione. Mr. Trione serves as Chairman of the board of directors for Luther Burbank Savings, a position he has held since founding Luther Burbank Savings andLoanAssociationin1983,andoftheCompany.InadditiontoservingasChairman, Mr. Trione holds the following positions: President of Vimark, Inc.,areal estate development and vineyard management company, and co‐proprietor of Trione Winery, Director and Chairman of the Executive Committee – Empire College; member of the Advisory Board – Stanford Institute for Economic Policy Research; and member of Board of Overseers – Stanford University’s Hoover Institution; serves as Trustee – Angela Merici and John Newman Foundation, Inc.; Trustee – U.S. Navy Memorial Foundation, Washington, D.C.; Director – Navy Supply Corps Foundation. As one of our founders, Mr. Trione brings continuity and deep historic knowledge of the Company to the board. John C. Erickson. Mr. Erickson has more than 30 years of financial services experience. Most recently, he served as President, Consumer Banking and President, California, for CIT Group, Inc. (2016). Until 2014, he served for over 30 years at Union Bank, N.A.. He held a number of senior roles across the firm, culminating in two vice chairman positions (Chief Risk Officer and Chief Corporate and Banking Officer). As Chief Corporate Banking Officer, he oversaw commercial banking, real estate, global treasury management, wealth management and global capital markets. He was a director of Zions Bancorporation (NASDAQ: ZION) from 2014 to 2016, and chair of that board’s risk committee, as well as a member of the audit committee. We believe Mr. Erickson’s extensive banking experience, leadership and board experience qualify him to serve on our board of directors. Jack Krouskup. Mr. Krouskup, a certified public accountant (inactive), has more than 35 years’ experience serving customers in a variety of industries. At Deloitte, LLP, or Deloitte, he served as partner‐in‐charge of the company’s Northern California financial services practice and also served on Deloitte’s financial services advisory committee. Mr. Krouskup has years of boardroom experience representing Deloitte with numerous global and highly complex organizations. Consequently, he has an extensive corporate governance background and deep familiarity with board and audit committee best practices. Mr. Krouskup retired from Deloitte in 2011. He currently serves on the board of directors of Verity Health System and on the Board of Trustees of the University of California, Santa Barbara, Alumni Association board of directors. We believe Mr. Krouskup’s extensive experience as an auditor enhances the skill set of our board. Mr. Krouskup qualifiesasan‘‘audit committee financial expert’’ as defined in SEC rules, and the financial sophistication requirements of NASDAQ’s listing requirements. 25

Board of Directors Continued Anita Gentle Newcomb. Ms. Newcomb’s experience spans over three decades in the financial services industry as a commercial banker, investment banker, and strategic consultant. She has advised many banks and financial services companies on a wide range of corporate development initiatives from strategic planning, consumer and business banking strategy, and corporate governance best practices, to mutual conversions and valuing and structuring acquisitions. Ms. Newcomb is president of A.G. Newcomb & Co., a financial services consultancy. She also served on the board of the Federal Reserve Bank of Richmond – Baltimore Branch from 2010 through 2015. Ms. Newcomb is a member of the Advisory Board of the American Association of Bank Directors’ Institute for Bank Director Education. She is also a certified public accountant (inactive). We believe Ms. Newcomb’s broad financial services consulting and strategic planning expertise bring a valuable perspective to our board and qualifies her to serve on our board of directors. Bradley M. Shuster. Mr. Shuster is the Executive Chairman of the board of directors of NMI Holdings, Inc. and its principal subsidiary, National Mortgage Insurance Corporation. He was previously Chairman and Chief Executive Officer of the same two corporations beginning in 2012 through 2018. From 2008 to 2011, Mr.Shuster has held various consulting positions assisting private investors with evaluating opportunities in the insurance industry. Mr. Shuster was an executive of The PMI Group, Inc., or PMI, from 1995 to 2008, where he served as president of International and Strategic Investments and chief executive officer of PMI Capital Corporation. Prior to that, he served as PMI’s executive vice president of Corporate Development and senior vice president, treasurer and chief investment officer. Before joining PMI in 1995, Mr. Shuster was a partner at Deloitte, where he served as partner‐in‐charge of Deloitte’s Northern California Insurance Practice and Mortgage Banking Practice. He is a member of the board of directors of McGrath Rentcorp (NASDAQ: MRGC), and serves as a member of its audit and governance committees. We believe Mr. Shuster’s substantial experience in leadership and management of a public company in the mortgage sector qualifies him to serve on our board of directors. Thomas C. Wajnert. Mr. Wajnert launched his career in 1968 with US Leasing, a NYSE‐listed company. For over 40 years, Mr. Wajnert has navigated the changing currents of the equipment leasing industry and built an impressive list of accomplishments, including serving as CEO and Chairman of AT&T Capital Corporation, an international, full‐service equipment leasing and commercial finance company, from 1984 to 1996. Mr. Wajnert also has extensive public company board experience at Reynolds American as Chairman and Solera, UDR, Inc., NYFIX, JLG Industries as a director. Mr. Wajnert also serves on the board of International Finance Group, one of the largest privately owned P&C insurance companies in the U.S. For many years, he served as a Trustee of Wharton’s Center for Financial Institutions. We believe Mr. Wajnert’s substantial experience in leadership of public companies, both as an executive and as a director, qualifies him to serve on our board of directors. 26

Appendix

Balance Sheet ($ in 000’s) As of December 31, December 31, 2018 (1) 2017 ASSETS Cash and cash equivalents $ 91,697 $ 75,578 Available for sale investment securities, at fair value 619,966 503,288 Held to maturity investment securities, at amortized cost (fair value of $11,624 and $6,925 at December 31, 2018 and December 31, 2017 respectively) 11,860 6,921 Loans receivable, net of allowance for loan losses of $34,314 and $30,312 as of December 31, 2018 and December 31, 2017, respectively 6,096,316 5,011,235 Accrued interest receivable 20,220 14,901 Federal Home Loan Bank ("FHLB") stock, at cost 31,823 27,733 Premises and equipment, net 20,981 22,452 Goodwill 3,297 3,297 Prepaid expenses and other assets 41,052 38,975 Total assets $ 6,937,212 $ 5,704,380 LIABILITIES AND STOCKHOLDERS' EQUITY Liabilities: Deposits $ 5,001,040 $ 3,951,238 Federal Home Loan Bank advances 1,143,132 989,260 Junior subordinated deferrable interest debentures 61,857 61,857 Senior debt $95,000 face amount, 6.5% interest rate, due September 30, 2024 (less debt issuance costs of $707 and $839 at December 31, 2018 and December 31, 2017, respectively) 94,293 94,161 Accrued interest payable 4,307 1,781 Other liabilities and accrued expenses 51,438 56,338 Total liabilities 6,356,067 5,154,635 Stockholders' equity: Common stock, no par value; 100,000,000 shares authorized; 56,379,066 and 56,422,662 shares issued and outstanding at December 31, 2018 and December 31, 2017, respectively 456,378 454,287 Retained earnings 129,806 102,459 Accumulated other comprehensive loss, net of taxes (5,039) (7,001) Total stockholders' equity 581,145 549,745 Total liabilities and stockholders' equity $ 6,937,212 $ 5,704,380 (1) Unaudited 28

Income Statement ($ in 000’s, except per share data) For the Year Ended December 31, For the Three Months Ended December 31, (1) 2018 (1) 2017 2018 2017 Interest and fee income: Loans $ 211,835 $ 166,573 $ 58,285 $ 42,477 Investment securities 12,430 6,739 3,792 1,954 Cash and cash equivalents 1,792 925 614 192 Total interest and fee income 226,057 174,237 62,691 44,623 Interest expense: Interest on deposits 69,112 38,813 22,970 11,285 Interest on FHLB advances 23,285 16,555 5,782 3,760 Interest on junior subordinated deferrable interest debentures 2,266 1,665 611 447 Interest on other borrowings 6,307 6,309 1,577 1,577 Total interest expense 100,970 63,342 30,940 17,069 Net interest income before provision for (reversal of) loan losses 125,087 110,895 31,751 27,554 Provision for (reversal of) loan losses 3,600 (3,372) 150 1,250 Net interest income after provision for (reversal of) loan losses 121,487 114,267 31,601 26,304 Noninterest income: Net gain on sale of loans 140 3,277 - - FHLB dividends 2,735 2,473 1,010 696 Other income 1,256 1,758 236 798 Total noninterest income 4,131 7,508 1,246 1,494 Noninterest expense: Compensation and related benefits 38,860 36,524 11,024 8,140 Deposit insurance premium 1,892 1,812 509 404 Professional and regulatory fees 2,037 2,034 742 582 Occupancy 5,349 5,155 1,330 1,295 Depreciation and amortization 2,813 2,903 705 724 Data processing 3,315 3,167 825 789 Marketing 3,497 935 1,488 298 Other expenses 4,924 4,014 1,339 989 Total noninterest expense 62,687 56,544 17,962 13,221 Income before provision for income taxes 62,931 65,231 14,885 14,577 Provision (benefit) for income taxes 17,871 (4,153) 4,282 (5,844) Net income $ 45,060 $ 69,384 $ 10,603 $ 20,421 Basic earnings per common share $ 0.80 $ 1.62 $ 0.19 $ 0.45 Diluted earnings per common share $ 0.79 $ 1.62 $ 0.19 $ 0.45 Dividends per common share $ 0.28 $ 1.58 $ 0.06 $ 1.03 Weighted average common shares outstanding - basic 56,196,648 42,916,879 56,213,680 45,667,516 Weighted average common shares outstanding - diluted 56,825,402 42,957,936 56,862,277 45,831,743 (1) Unaudited 29

Net Interest Margin ($ in 000’s) For the Twelve Months Ended For the Three Months Ended For the Three Months Ended December 31, 2018 December 31, 2018 September 30, 2018 Average Interest  Average  Average Interest  Average  Average Interest  Average  Balance Inc / Exp Yield/Rate Balance Inc / Exp Yield/Rate (6) Balance Inc / Exp Yield/Rate (6) Interest‐Earning Assets Multifamily residential$  3,321,691 $ 127,950 3.85%$  3,583,413 $ 35,653 3.98%$  3,446,093 $ 33,609 3.90% Single family residential    2,149,154      75,906 3.53%    2,241,726    20,502 3.66%    2,209,538    19,935 3.61% Commercial       147,494        6,935 4.70%       171,326      2,001 4.67%       158,567      1,863 4.70% Construction, land and NM         27,013        1,044 3.86%         13,377         129 3.86%         24,354         237 3.89% Total loans (1)   5,645,352   211,835 3.75%  6,009,842   58,285 3.88%  5,838,552   55,644 3.81% Securities available‐for‐sale       573,262      12,047 2.10%       621,725      3,692 2.38%       587,917      3,166 2.15% Securities held‐to‐maturity (2)        11,636         383 3.29%       11,905       100 3.35%       11,980       100 3.35% Cash and cash equivalents         98,524        1,792 1.82%       114,738         614 2.14%       105,854         489 1.85% Total interest‐earning assets $ 6,328,774 $ 226,057 3.57%$  6,758,210 $ 62,691 3.71%$  6,544,303 $ 59,399 3.63% Noninterest‐earning assets         77,157         73,876         75,326 Total Assets $ 6,405,931 $ 6,832,086 $ 6,619,629 Interest‐Bearing Liabilities Transaction accounts (3) $   227,877 $    1,541 0.68%$    240,905 $     448 0.74%$    228,803 $     303 0.53% Money market demand accounts    1,464,952      14,954 1.02%    1,464,219      4,273 1.17%    1,483,298      4,150 1.12% Time deposits    2,863,852      52,617 1.84%    3,374,000    18,249 2.16%    3,137,338    15,197 1.94%      Total deposits    4,556,681      69,112 1.52%    5,079,124    22,970 1.81%    4,849,439    19,650 1.62% FHLB advances    1,069,216      23,285 2.18%       957,057      5,782 2.42%       987,607      5,860 2.37% Senior debt         94,223        6,307 6.69%         94,273      1,577 6.68%         94,240      1,577 6.69% Junior subordinated debentures         61,857        2,266 3.66%         61,857         611 3.95%         61,857         600 3.88% Total interest‐bearing liabilities  $ 5,781,977 $ 100,970 1.75%$  6,192,311 $ 30,940 2.00%$  5,993,143 $ 27,687 1.85% Noninterest‐bearing liabilities         57,679         61,742         57,310 Total stockholders' equity       566,275       578,033       569,176 Total liabilities and stockholders' equity $ 6,405,931 $ 6,832,086 $ 6,619,629 Net interest spread (4) 1.83% 1.71% 1.78% Net interest income/margin (5) $ 125,087 1.98%$  31,751 1.88%$  31,712 1.94% (1) Non‐accrual loans are included in total loan balances.  No adjustment has been made for these loans in the calculation of yields.  Interest income on loans includes amortization of deferred loan costs, net.  (2) Securities held to maturity include municipal securities.  Yields are not calculated on a tax equivalent basis.   (3) Transaction accounts include both interest and non‐interest bearing deposits. (4) Net interest spread is the average yield on total interest‐earning assets minus the average rate on total interest‐bearing liabilities.  (5) Net interest margin is net interest income divided by total average interest‐earning assets.  (6) Yields shown are annualized.   30

Non‐GAAP Reconciliation ($ in 000’s, except per share data) As of or For the Years Ended December 31, 2018 2017 2016 2015 2014 Tangible book value Total assets $         6,937,212  $         5,704,380  $         5,063,585  $         4,361,779  $         3,969,047  Less: Goodwill                   (3,297)                   (3,297)                   (3,297)                   (3,297)                   (3,297) Less: Total liabilities           (6,356,067)           (5,154,635)           (4,659,210)           (3,990,480)           (3,619,539) Tangible book value  $            577,848  $            546,448  $            401,078  $            368,002  $            346,211  Pro forma Items (1)      Actual/ Pro forma provision for income tax      Net income before income taxes $               62,931  $               65,231  $               53,940  $               36,639  $               35,721       Effective tax rate 28% 42% 42% 42% 42%      Actual/ Pro forma provision for income taxes  $               17,871  $               27,397  $               22,655  $               15,388  $               15,003       Actual/ Pro forma net income      Net income before income taxes $               62,931  $               65,231  $               53,940  $               36,639  $               35,721       Actual/ Pro forma provision for income taxes                  17,871                   27,397                   22,655                   15,388                   15,003       Actual/ Pro forma net income  $               45,060  $               37,834  $               31,285  $               21,251  $               20,718       Actual/ Pro forma ratios and per share data      Actual/ Pro forma net income (numerator) $               45,060  $               37,834  $               31,285  $               21,251  $               20,718       Average assets (denominator)            6,405,931             5,485,832             4,676,676             4,040,381             3,796,650       Actual/ Pro forma return on average assets 0.70% 0.69% 0.67% 0.53% 0.55%      Average stockholders' equity (denominator) $            566,275  $            425,698  $            390,318  $            359,359  $            343,412       Actual/ Pro forma return on average stockholders' equity 7.96% 8.89% 8.02% 5.91% 6.03%      Weighted average shares outstanding ‐ diluted (denominator)          56,825,402           42,957,936           42,000,000           42,000,000           42,000,000       Actual/ Pro forma earnings per share—diluted  $                   0.79  $                   0.88  $                   0.74  $                   0.51  $                   0.49  (1) For periods prior to January 1, 2018, we calculate our pro forma net income, earnings per share, return on average assets, return on average equity and return on average tangible equity by adding back our franchise S‐ Corporation tax to net income, and using a combined C‐Corporation effective tax rate for Federal and California income taxes of 42%.  This calculation reflects only the change in our status as an S‐Corporation and does  not give effect to any other transaction.  For the twelve months ended December 31, 2018, our actual provision for income taxes is used for comparative purposes.  31

Non‐GAAP Reconciliation ($ in 000’s) As of or For the Years Ended December 31, 2018 2017 2016 2015 2014 Efficiency ratio Noninterest expense (numerator)  $               62,687  $               56,544  $               61,242  $               62,339  $               61,887  Net interest income $            125,087  $            110,895  $               94,594  $               84,879  $               93,968  Noninterest income                    4,131                     7,508                     7,885                     6,958                     3,640  Operating revenue (denominator)  $            129,218  $            118,403  $            102,479  $               91,837  $               97,608  Efficiency ratio 48.5% 47.8% 59.8% 67.9% 63.4% Tangible assets Total assets $         6,937,212  $         5,704,380  $         5,063,585  $         4,361,779  $         3,969,047  Less: Goodwill                   (3,297)                   (3,297)                   (3,297)                   (3,297)                   (3,297) Tangible assets  $         6,933,915  $         5,701,083  $         5,060,288  $         4,358,482  $         3,965,750  Tangible stockholders' equity to tangible assets Tangible book value (numerator) $            577,848  $            546,448  $            401,078  $            368,002  $            346,211  Tangible assets (denominator)            6,933,915             5,701,083             5,060,288             4,358,482             3,965,750  Tangible stockholders' equity to tangible assets 8.3% 9.6% 7.9% 8.4% 8.7% 32